TCW FUNDS, INC.

Supplement Dated September 1, 2007 to

Prospectus Dated February 28, 2007

The name of the TCW Large Cap Core Fund is changed to the TCW Spectrum Fund.

The name of the TCW Opportunity Fund is changed to the TCW Relative Value Small Cap Fund.

Under the section titled “TCW Relative Value Small Cap Fund—Investment Objectives/Approach” at page 50, the third sentence is deleted and the following substituted:

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor’s Small Cap 600 Index. As of June 30, 2007, the market capitalization of companies included in the Standard & Poor’s Small Cap Index was between $65 million and $5 billion.

Under the section titled “TCW High Yield Bond Fund-Investment Objectives/Approach”, at page 68, the first paragraph is deleted and the following is substituted:

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full credit market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in high yield/below investment grade bonds, commonly known as “junk” bonds. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks), bank loans and credit default swaps of companies in the high yield investment universe. Portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

Under the section titled “Main Risks” at page 19, the following is added:

Equity Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Credit default swaps are derivative instruments subject to counterparty credit risk (if the counterparty fails to meet its obligations). They are also subject to the risk that the Fund will not properly assess the cost of the instrument. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Under the section titled “Buying Shares”, the fourth sentence of the second full paragraph at page 92 is deleted and the following is substituted:

The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashier’s checks in amounts less than $10,000 or credit card checks.

September 1, 2007

TCW NP 2/2007